UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PIER 1 IMPORTS, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☐	Fee paid previously with preliminary materials.

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Vote by Internet • Go to www.investorvote.com/PIR • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Important Notice Regarding the Availability of Proxy Materials for the Pier 1 Imports, Inc. Annual Meeting of Shareholders to be Held on Tuesday, July 2, 2013 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials include the Pier 1 Imports, Inc.’s 2013 Annual Report, which includes Pier 1 Imports, Inc.’s Form 10-K for the fiscal year ended March 2, 2013 and the 2013 Proxy Statement, all of which are available at: Have this notice available when you request a paper or email copy of the proxy materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR SHARES ELECTRONICALLY. Easy Online Access — A Convenient Way to View Proxy Materials and Vote ? When you go online to view materials, you can also vote your shares. Step 1: Go to www.investorvote.com/PIR. Step 2: Click on the icon on the right to view current meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. Paper copies of the proxy materials will include the form of proxy. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before June 10, 2013 to facilitate timely delivery. COY + 01LHJH

Pier 1 Imports, Inc. Notice of Annual Meeting of Shareholders The 2013 Annual Meeting of Shareholders of Pier 1 Imports, Inc., a Delaware corporation (the “Company”) will be held at the Pier 1 Imports, Inc. Corporate Headquarters, Mezzanine Level, Conference Center Room C, 100 Pier 1 Place, Fort Worth, Texas 76102, on Tuesday, July 2, 2013, at 10:00 a.m. local time. Proposals to be considered at the meeting: No. 1 to elect as directors the eight nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders and until their successors are elected and qualified; No. 2 to vote to adopt a non-binding, advisory resolution to approve the compensation of Pier 1 Imports’ named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in the Proxy Statement under the caption “Executive Compensation;” and No. 3 to vote to ratify the audit committee’s engagement of Ernst & Young LLP as Pier 1 Imports’ independent registered public accounting firm for fiscal 2014. To transact any other business as may properly come before the annual meeting or any adjournment or postponement of the meeting. The Board of Directors recommends a vote “FOR” the election of each of the nominees in Proposal No. 1 as a director and “FOR” Proposal Nos. 2 and 3. The Board of Directors has fixed the close of business on May 3, 2013 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. PLEASE NOTE – THIS IS NOT A PROXY CARD. YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials, which will include a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting of Shareholders to vote in person. Instructions on attending, gaining admission and voting at the Annual Meeting of Shareholders can be found in the Proxy Statement. Directions to the Pier 1 Imports, Inc. 2013 annual meeting are available on the last page of the Proxy Statement, which can be viewed at www.investorvote.com/PIR. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Paper copies of the proxy materials will include the form of proxy. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of proxy materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.investorvote.com/PIR. Follow the instructions to log in and order a copy of the materials and submit your preference for email or paper delivery of future materials. g Telephone – Call us free of charge at 1-866-641-4276 within the USA, US territories and Canada and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Outside of the USA, US territories and Canada, please use the Internet and Email options. g Email – Send email to investorvote@computershare.com with “Proxy Materials Pier 1 Imports, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by June 10, 2013. 01LHJH